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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of report (date of earliest event reported):
                                November 7, 1997



                                AMX CORPORATION
             (Exact name of registrant as specified in its charter)

         TEXAS                 0-26924                  75-1815822
    ---------------          ------------           -------------------
    (State or other          (Commission             (I.R.S. Employer
    jurisdiction of          File Number)           Identification No.)
    incorporation)


                            11995 Forestgate Drive
                             Dallas, Texas  75243
                            -----------------------
         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (214) 644-3048
                                                          ---------------


                                NOT APPLICABLE
                                --------------
        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         See Exhibit 20.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (c)  Exhibit.

              20.1 Press Release, dated November 7, 1997, regarding the
                   election of a board member.

                                     2
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMX CORPORATION


November 14, 1997                      By: /s/ Joe Hardt
                                          -------------------------------
                                           Joe Hardt
                                           President and Chief Executive
                                           Officer

                                      3
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                                   EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
20.1 Press Release, dated November 7, 1997, regarding the election of a board member.